U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2020 (January 10, 2020)

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐ Emerging growth company

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	IBIO	NYSE American

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2020, iBio, Inc., a Delaware corporation (the “Company”) received notice from NYSE American LLC (the“Exchange”) that NYSE Regulation has accepted the Company’s November 15, 2019 plan to regain compliance with the Exchange’s continued listing standards set forth in Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”) and has granted a plan period through December 9, 2020, subject to periodic review by the Exchange, including quarterly monitoring, for compliance with the initiatives outlined in the plan. If the Company is not in compliance with the continued listing standards by December 9, 2020, or if the Company does not make progress consistent with the plan during the plan period, the NYSE Regulation staff will initiate delisting proceedings as appropriate.

The Exchange previously notified the Company by letter dated October 16, 2019, that the Company is not in compliance with Section 1003(a)(ii) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $4,000,000 and has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years, and Section 1003(a)(iii) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $6,000,000 and has reported losses from continuing operations and/or net losses in its five most recent fiscal years, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2019. On December 9, 2019, the Company received a further notice from NYSE American (the “Exchange”) that the Company currently is below the Exchange’s continued listing standards set forth in Section 1003(a)(i) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $2,000,000 and has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2019.

The December 9, 2019 notification from the Exchange also stated that the Exchange has determined that the Company’s securities have been selling for a low price per share for a substantial period of time and pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company’s continued listing on the Exchange is predicated on the Company effecting a reverse stock split or otherwise demonstrating sustained improvement in its share price within a reasonable period of time, which the Exchange has determined to be no later than June 9, 2020.

The notice from the Exchange that the Company’s plan of compliance has been accepted has no immediate impact on the listing of the Company’s common stock on the Exchange. The listing of the Company’s common stock on the Exchange is being continued pursuant to an extension during the plan period.

The Company issued a press release on January 16, 2020, announcing that it had received the notice of acceptance of the Company’s plan. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 16, 2020 issued by iBio, Inc.*

*Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: January 16, 2020	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO